SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             November 11, 2008

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On November 11, 2008, the board of directors of InSight Health Services Holdings Corp. (“InSight”) approved a salary increase for Louis E. Hallman, III, InSight’s President and Chief Executive Officer.  As a result, Mr. Hallman’s annual salary was increased to $435,000 effective as of October 1, 2008.

On November 11, 2008, InSight’s board of directors granted stock options under the Company’s 2008 Employee Stock Option Plan (the “Employee Plan”) to purchase 70,000 shares of InSight common stock to each of Keith S. Kelson, InSight’s Executive Vice President and Chief Financial Officer, and Steven M. King, InSight’s Executive Vice President – Sales and Marketing.  The stock options were issued with an exercise price of $0.15 per share and were made in accordance with and subject to the terms and conditions of the Employee Plan and the stock option agreement, the form of which has been previously filed with the Securities and Exchange Commission.  The options will vest and become exercisable if, and only if, a refinancing event, as such term is defined in the stock option agreement, is achieved prior to the expiration of the options.  The options are scheduled to expire on November 11, 2018.

Item 2.02               Results of Operations and Financial Condition

On November 13, 2008, InSight issued a press release, which sets forth certain financial information as of and for the three months ended September 30, 2008.  A copy of the press release, which is posted on InSight’s web site, is attached hereto as Exhibit 99.1. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of InSight’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02               Departure of Directors or Principal Owners; Election of Officers; Appointment of Principal Officers

The new compensation arrangements for Messrs. Hallman, Kelson and King described above in Item 1.01 are incorporated herein by reference into this Item 5.02.

Item 9.01               Financial Statements and Exhibits

Exhibit No.

99.1         Press Release dated November 13, 2008, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2008	INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Brian G. Drazba
Brian G. Drazba
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated November 13, 2008, filed herewith.